UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 8, 2022

NUKKLEUS INC.
(Exact name of registrant as specified in its charter)

Delaware	000-55922	38-3912845
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)

525 Washington Blvd.

Jersey City, New Jersey 07310

(Address of principal executive offices)

212-791-4663

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Not applicable

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 4.02. Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review

Based upon comment letters received from the Securities and Exchange Commission, dated July 8, 2022 and September 7, 2022, the Board of Directors of Nukkleus Inc. (“Nukkleus,” or the “Company”), after consultation with Nukkleus’s management, concluded on September 8, 2022, that Nukkleus’s consolidated financial statements as of and for the year ended September 30, 2021, filed on December 29, 2021 and amended on June 10, 2022 and interim unaudited condensed consolidated financial statements as of and for the quarters ended June 30, 2021, filed on August 16, 2021 December 31, 2021, filed on February 14, 2022 and March 31, 2022, filed on May 23, 2022 (collectively, the “Previously Issued Financial Statements”) should be restated for a material classification error due to incorrectly classifying amortization expense of acquired intangible assets as an operating expense instead of classifying such amortization as a component of cost of revenue. There are no changes to net loss or net loss per share in any of filings that have been or will be restated due to this material error. Accordingly, the Previously Issued Financial Statements should no longer be relied upon. The Company had initially determined the reclassification to be immaterial but had opted to restate the affected financial statements and filed an amended annual report for the year ended September 30, 2021 on July 27, 2022 reflecting the reclassification, and filed the restated quarterly reports for the quarter ended December 31, 2021 and the quarter ended March 31, 2022 on August 1, 2022 and intends to file the restated quarterly report for the quarter ended June 30, 2021 as soon as practicable. The Company’s authorized officers have discussed these matters with Rotenberg Meril Solomon Bertiger & Guttilla P.C., the Company’s previous independent registered public accounting firm of record for the Previously Issued Financial Statements.

The Board of Directors concluded Nukkleus’s Previously Issued Financial Statements should be restated to correct the aforementioned errors and that, accordingly, such Previously Issued Financial Statements should no longer be relied upon. Related press releases, investor presentations or other communications describing Nukkleus’s financial statements for these periods should also no longer be relied upon.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NUKKLEUS INC.

Date: September 14, 2022	By:	/s/ Emil Assentato
	Name:	Emil Assentato
	Title:	President and Chief Executive Officer